UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2009

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP

(Exact name of Registrant as specified in its charter)

            Delaware                  0-10831                 94-2744492

      (State or other jurisdiction (Commission            (I.R.S. Employer

           of incorporation)        File Number)        Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.   Material Modification to the Rights of Security Holders.

As previously disclosed, on April 30, 2008, ConCap Equities, Inc., general partner of Consolidated Capital Institutional Properties, LP, a Delaware limited partnership (the “Partnership”), amended the Partnership’s agreement of limited partnership (the “Partnership Agreement”) to establish and convert existing limited partnership interests into different designated series of limited partnership interests that have separate rights with respect to specified partnership property.  Effective April 30, 2008, each then outstanding Unit of limited partnership interest in the Partnership was converted into one Series A Unit, one Series B Unit and one Series C Unit.

The Series C Units were allocated the assets and liabilities relating to CCIP Society Park East, L.L.C., a Delaware limited liability company, which owned The Dunes Apartment Homes (“The Dunes”), a 200-unit apartment complex located in Indian Harbor Florida.  As previously disclosed, on August 17, 2009, CCIP Society Park East, L.L.C. sold The Dunes to a third party, CC Dunes Apartments, LLC, a Florida limited liability company (the “Purchaser”). The total sales price for The Dunes was $6,300,000.  As of December 31, 2009, the Partnership has completed a winding up of the affairs of this series and accordingly has terminated the Series C Interests in accordance with the Partnership Agreement.  The Eighth Amendment to the Partnership Agreement, attached hereto as Exhibit 3.10, reflects such termination.

The Series B Units were allocated the assets and liabilities relating to CCIP Knolls, L.L.C., a Delaware limited liability company, which owned The Knolls Apartments (“The Knolls”), a 262-unit apartment complex located in Colorado Springs, Colorado. As previously disclosed, on September 21, 2009, CCIP Knolls, L.L.C. sold The Knolls to several affiliates of Hamilton Zanze & Company, a California company (the “Purchaser”). The total sales price for The Knolls was $13,350,000. As of December 31, 2009, the Partnership has completed a winding up of the affairs of this series and accordingly has terminated the Series B Interests in accordance with the Partnership Agreement.  The Ninth Amendment to the Partnership Agreement, attached hereto as Exhibit 3.11, reflects such termination.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in                   Fiscal Year.

The information set forth under Item 3.03 of this report is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)   The following exhibits are filed with this report:

3.10        Eighth Amendment to the Limited Partnership Agreement of Consolidated Capital Institutional Properties, LP dated December 31, 2009.

3.11        Ninth Amendment to the Limited Partnership Agreement of Consolidated Capital Institutional Properties, LP dated December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP

By:  ConCap Equities, Inc.

General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: January 7, 2010